UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 14, 2016

COMMERCE UNION BANCSHARES, INC
(Exact Name of Registrant as Specified in Charter)

Commission File Number 001-37391

Tennessee	37-1641316
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

1736 Carothers Parkway, Suite 100, Brentwood, TN 37027
(Address of principal executive offices)

(615) 384-3357
Registrant's telephone number, including area code

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01          Regulation FD Disclosure.

As part of the Company’s presentation at the 6th Annual Stephens Bank CEO Conference in Little Rock on September 20-21, 2016, the Company will present slides. The same slide presentation was previously filed on July 29, 2016, for the Keefe, Bruyette and Woods’ (KBW) Community Bank Investor Conference in New York. The only change to the presentation is the cover slide, which announces the name of the conference and date, which is presented as exhibit 99.2 to this report.

The information in this Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 8.01          Other Events

On September 14, 2016, Commerce Union Bancshares, Inc. issued a press release announcing that members of the management team will present at the 6th Annual Stephens Bank CEO Conference in Little Rock on September 20-21, 2016. A copy of the press release is attached as Exhibit 99.1 to this report.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits.

            Exhibit Number                         Description of Exhibit
            99.1                                             Press release issued September 14, 2016.
            99.2                                             Slide cover page presented at the 6th Annual Stephens Bank CEO Conference in
                                                                Little Rock on September 20-21, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCE UNION BANCSHARES, INC.
(Registrant)

Date:	September 14, 2016	By:	/s/	William R. DeBerry
William R. DeBerry
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit(s)

99.1	Press release issued September 14, 2016.
99.2	Slide cover page presented at the 6th Annual Stephens Bank CEO Conference in Little Rock on September 20-21, 2016.